U.S. Monthly Income Fund for Puerto Rico Residents, Inc.

SUMMARY PROSPECTUS

March 31, 2022

Class A Shares: PRAJX

Class P Shares: PRAKX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus (including amendments and supplements), reports to shareholders, and other information about the Fund, including the Fund’s statement of additional information, online at www.ubs.com/prfunds. You can also get this information at no cost by calling 1-787-250-3600, or from your financial professional. The Fund’s prospectus and statement of additional information, both dated March 31, 2022, as amended and supplemented from time to time, are incorporated by reference into (legally made a part of) this Summary Prospectus.

The U.S. Monthly Income Fund for Puerto Rico Residents, Inc. (the “Fund”) is designed solely for Puerto Rico Residents (as defined in “Dividends and Taxes” in this Prospectus). Only Puerto Rico Residents will receive the tax benefits of an investment in the Fund. The tax treatment of this Fund differs from that typically accorded to other investment companies registered under the Investment Company Act of 1940, as amended that are treated as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Fund Summary

Investment Objective

The investment objective of U.S. Monthly Income Fund for Puerto Rico Residents, Inc. (the “Fund”) is current income, consistent with the preservation of capital.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. Information about sales charge and other discounts is available from your financial intermediary and in “Managing Your Fund Account” on page 21 of this prospectus.

Shareholder Transaction Expenses (fees paid directly from your investment in the Fund)	Class A	Class P
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.75%	None
Maximum Contingent Deferred Sales Charge (Load) (as a percentage of offering price)	None	None
Redemption Fee(1)	1.00%	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class P
Management Fees(2)	1.07%	1.07%
Distribution and Service Fees	0.25%	0%
Other Expenses(3)	1.15%	1.15%
Administration Fees	0.21%	0.21%
Interest	0.44%	0.44%
Other Expenses(3)	0.50%	0.50%
Total Annual Fund Operating Expenses	2.47%	2.22%
Less Fee Waivers and/or Expense Reimbursements(3)	0.36	0.36

Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements(3)	2.11%	1.86%

(1)

Class A redemption fees apply to redemptions and exchanges, including exchanges of shares between affiliated investment companies, made within 60 days of purchase and are based on the net asset value at the time of redemption. See “Managing Your Fund Account.”

(2)

Pursuant to an Investment Advisory Agreement between the Fund and UBS Asset Managers of Puerto Rico (the “Investment Adviser”), the Fund’s investment adviser, the Fund pays the Investment Adviser a fee at the annual rate of 0.75% of the Fund’s average daily gross assets, including assets purchased with the proceeds of leverage. The Management Fee in the table is greater than 0.75% since it is computed as a percentage of the Fund’s net assets for presentation therein.

(3)

UBS Trust Company of Puerto Rico, the Fund’s administrator (the “Administrator”) and the Fund have entered into an Expense Limitation and Reimbursement Agreement (the “Expense Limitation Agreement”), whereby the Administrator will pay the Fund’s Other Expenses in order to ensure that Net Total Operating Expenses (excluding distribution and service (12b-1) fees, taxes, leverage, interest, brokerage commissions, dividends or interest expenses on short positions, acquired fund fees and expenses and extraordinary expenses) after Fee Waivers and/or Expense Reimbursements do not exceed 1.00% of average daily gross assets per annum with respect to Class A Shares and 1.00% of average daily gross assets per annum with respect to Class P Shares. The Fund may have to repay some of these waivers and/or reimbursements during the following three years. Any such repayment period is limited to three years from the date of the waiver/reimbursement. Any repayment by the Fund to the Administrator will not cause the Fund’s expenses to exceed (i) the expense limitation at the time the fees are waived and (ii) the expense limitation in effect at the time of such reimbursement. The Expense Limitation Agreement is effective through June 30, 2023 and may be terminated upon 30 days’ notice by a majority of the non-interested directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total annual operating expenses remains the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years*	5 years*	10 years*
Class A	$581	$1,083	$1,610	$3,050
Class P	$189	$660	$1,157	$2,526

You would pay the following expenses if you did not redeem your Shares:

	1 year	3 years*	5 years*	10 years*
Class A	$581	$1,083	$1,610	$3,050
Class P	$189	$660	$1,157	$2,526

*

The Expense Example amounts assume that the Expense Limitation Agreement remains in effect only through June 30, 2023. Thus, the 3 years, 5 years and 10 years examples reflect expense limitation and reimbursement only for the first year.

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 8.18% of the average value of its portfolio.

Principal Investment Strategies of the Fund

Under normal circumstances, up to 80% of the Fund’s net assets, plus the amount of any borrowings for investment purposes, will be invested in U.S. municipal securities (the “US Portion”). The Fund’s US Portion may include investments in Build America Bonds (“BABs”) and taxable municipal securities (i.e., municipal securities that are generally taxable to non-Puerto Rico residents). No more that 5% of the assets of the US Portion will be invested in the securities of a single issuer. The Investment Adviser has engaged Nuveen Asset Management, LLC (the “Subadviser”) as sub-adviser to manage the US Portion.

The Fund is designed solely for Puerto Rico Residents (as defined in “Dividends and Taxes” below). Only Puerto Rico Residents will receive the tax benefits of an investment in the Fund. The tax treatment of this Fund differs from that typically accorded to other investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”) that are treated as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the “U.S. Code”).

Under normal circumstances, at least 95% of the Fund’s total assets will be invested in securities which, at the time of purchase, are (i) rated investment grade by a nationally recognized statistical rating organization, or (ii) if unrated, determined by the Investment Adviser or Subadviser (with respect to the US Portion) to be of comparable credit quality.

Under normal circumstances, the Fund will invest at least 20% of its total assets in taxable securities issued by Puerto Rico issuers, including mortgage-backed securities, including collateralized mortgage obligations

(“CMOs”), and asset-backed securities, bank deposits, corporate obligations, commercial paper, preferred stock and securities issued by the Commonwealth of Puerto Rico and its political subdivisions and instrumentalities (the “Taxable PR Securities Portion”). The Taxable PR Securities Portion will be comprised of securities issued by a limited number of eligible issuers in one or more sectors, none of which, currently, are municipal issuers. The assets managed by the Investment Adviser in excess of the Taxable PR Securities Portion may include tax-exempt securities issued by Puerto Rico issuers and other fixed income securities. The Fund’s ability to procure sufficient Puerto Rico securities which meet the Fund’s investment criteria may, in the opinion of the Investment Adviser, be constrained, due to the volatility affecting the Puerto Rico bond market since 2013 and the fact that the Puerto Rico Government remains in the process of restructuring its outstanding debt under Title III of the Puerto Rico Oversight, Management, and Economic Stability Act (“PROMESA”) as well as undertaking other fiscal measures to stabilize Puerto Rico’s economy in accordance with the requirements of PROMESA, and this inability may continue for an indeterminate period of time. To the extent that the Fund is unable to procure sufficient amounts of such Puerto Rico securities, the Fund may acquire investments in securities of non-Puerto Rico issuers which satisfy the Fund’s investment policies.

A “Puerto Rico issuer” is any issuer that satisfies one or more of the following criteria: (i) the issuer was organized under the laws of Puerto Rico or maintains its principal place of business in Puerto Rico; (ii) the securities of such issuer are traded principally in Puerto Rico; or (iii) an issuer that, during its most recent fiscal year, derived at least 20% of its revenues or profits from goods produced or sold, investments made, or services performed in Puerto Rico or that has at least 20% of its assets in Puerto Rico.

The Fund may also invest in derivatives, including financial futures contracts, swap contracts, options on financial futures and options on swap contracts.

To take advantage of opportunities to invest, the Fund may borrow money from banks (leverage) in an amount up to one-third of its total assets, which include assets purchased with borrowed money.

The majority of the bonds are longer-term fixed rate bonds (with maturities of between 15 and 35 years). The Fund’s use of leverage will extend the effective duration of the portfolio. Leverage will consist of short-term collateralized repurchase agreements and bank loans. To manage the duration of the portfolio, the Investment Adviser and Subadviser may from time to time hedge the duration of the portfolio with futures contracts on U.S. Treasury notes.

The Fund’s investment strategy may be changed with 60 days’ prior notice to shareholders.

Principal Risks

The following is a summary discussion of the principal risks of investing in the Fund. Risk is inherent in all investing. There can be no guarantee that the Fund will meet its investment objective or that the Fund’s performance will be positive for any period of time. An investment in the Shares is designed primarily, and is suitable only, for long-term investors, and is not suitable for all investors. You may lose money by investing in the Fund.

Investment and Market Risk. The Fund’s investments may be adversely affected by the performance of U.S. and Puerto Rico investment securities markets, which, in turn, may be influenced by a number of factors, including, among other things, (i) the level of interest rates, (ii) the rate of inflation, (iii) political decisions, (iv) fiscal policy, and (v) current events in general. Because the Fund invests in investment securities, the Fund’s net asset value may fluctuate due to market conditions, and as a result you may experience a decline in the value of your investment in the Fund and you may lose money.

Coronavirus and Public Health Emergencies. As of the date of this prospectus, there is an outbreak of a novel and highly contagious form of coronavirus (COVID-19) that has resulted in numerous disruptions in financial markets leaving general concern and uncertainty. As COVID-19 continues to spread and mutate, the potential impacts, including a global, regional or other economic recession, are increasingly uncertain and difficult to assess. The impact of this coronavirus, and other epidemics and pandemics that may arise in the future, could affect the economies of many nations, individual companies and the market in general ways that cannot necessarily be foreseen at the present time.

Puerto Rico Concentration Risk. At least 20% of the Fund’s total assets are expected to be invested in securities of Puerto Rico issuers. As a result, the Fund’s net asset value and cash flow may fluctuate due to market conditions affecting these securities. Any future developments in this respect could result in additional interruptions in cash flow on debt payments, which may result in more price volatility in such securities. There can be no assurance that any additional defaults by the Commonwealth and other Commonwealth instrumentalities will not have an additional adverse impact on the Fund’s net investment income.

Credit Risk. Credit risk is the risk that fixed income securities in the Fund’s portfolio will decline in price or fail to make dividend or interest payments when due because the issuer of the security experiences a decline in its financial condition.

Counterparty Risk. The Fund may engage in financial transactions directly with other counterparties. This subjects the Fund to the credit risk that a counterparty will default on an obligation to the Fund.

Fixed Income Securities Generally. The yield on fixed income securities such as those in which the Fund may invest depends on a variety of factors, including general market conditions for such securities, the financial condition of the issuer, the size of the particular offering, and the maturity, credit quality and rating of the security. Generally, the longer the maturity of those securities, the higher its yield and the greater the changes in its yields both up and down. The market value of fixed income securities normally will vary inversely with changes in interest rates. Such changes in the Fund’s net asset value, in particular, also might affect the price of the Shares.

Interest Rate Risk. The value of fixed income securities, such as those in which Fund may invest, generally fall when interest rates rise and rise when interest rates fall. Interest rate risk is the risk that interest rates will rise, and that as a result, the value of the Fund’s investments will fall. Prices of intermediate and long-term fixed income securities generally change more in response to interest rate changes than prices of shorter term fixed income securities. To the extent the Fund invests primarily in intermediate and long-term fixed income securities, the net asset value of the Shares will fluctuate more in response to changes in market interest rates than if the Fund invested primarily in shorter term fixed income securities.

Extension Risk. Extension risk is the risk that during periods of rising interest rates, the average life of certain types of securities may be extended because of the right of the issuer to defer payments or make slower than expected principal payments. This may lock in a below market interest rate, increase the security’s duration (the estimated period until the security is paid in full) and reduce the value of the security.

Prepayment Risk. Prepayment risk is the risk that during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled in order to refinance at lower interest rates, forcing the Fund to reinvest in lower yielding securities. This tendency of issuers to refinance debt with high interest rates during periods of declining interest rates may reduce the positive effect of declining interest rates on the market value of the Fund’s securities.

Municipal Securities Risk. Municipal securities are obligations, often bonds and notes, issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies, authorities and instrumentalities, the interest on which is typically exempt from federal income tax. Under normal circumstances, up to 80% of the Fund’s net assets, plus the amount of any borrowings for investment purposes, will be invested in U.S. municipal securities, which may include investments in BABs and taxable municipal securities (i.e., municipal securities that are generally taxable to non-Puerto Rico residents). From time to time, proposals to restrict or eliminate the federal income tax exemption from interest on municipal securities are introduced before Congress. Proposals also may be introduced before state legislatures. If such proposals were enacted, the availability of municipal securities and their value would be affected.

The amount of public information available about the municipal securities in the Fund’s portfolio is generally less than that for corporate equities or bonds, and the Fund’s investment performance may therefore be more dependent on the Investment Adviser’s and Subadviser’s analytical abilities. The secondary market for municipal securities, particularly the below investment grade municipal securities in which the Fund may invest, also tends to be less developed or liquid than many other securities markets, which may adversely affect the Fund’s ability to sell its municipal securities at attractive prices.

BABs Risk. The BABs market is smaller and less diverse than the broader municipal securities market. In addition, BABs may experience less liquidity than other types of municipal securities. The number of BABs available in the market is limited and there can be no assurance that BABs will be actively traded. Reduced liquidity may negatively affect the value of the BABs.

Because issuers of direct-pay BABs held in the Fund’s portfolio receive reimbursement from the U.S. Treasury with respect to interest payment on bonds, there is a risk that those municipal issuers will not receive timely payment from the U.S. Treasury and may remain obligated to pay the full interest due on direct pay BABs held by the Fund. Furthermore, it is possible that a municipal issuer may fail to comply with the requirements to receive the direct-pay subsidy or that a future Congress may terminate the subsidy altogether.

Certain aspects of the BABs program may be subject to additional Federal or state level guidance or subsequent legislation. For example, the U.S. Internal Revenue Service (“IRS”) or U.S. Treasury could impose restrictions or limitations on the payments received. Aspects of the BABs program for which the IRS and the U.S. Treasury have solicited public comment include, but have not been limited to, methods for making direct payments to issuers, the tax procedural framework for such payments, and compliance safeguards. It is not known what additional procedures will be implemented with respect to direct-pay BABs, if any, nor is it known what effect such possible procedures would have on the BABs market.

The Fund may invest significantly in BABs and, if it does, the Fund’s net asset value may be more volatile than the value of a more broadly diversified portfolio and may fluctuate substantially over short periods of time. Because BABs do not include certain industries or types of municipal bonds (i.e., tobacco bonds or private activity bonds), there may be less diversification than with a broader pool of municipal securities.

Derivatives Risk. The Fund may invest in certain derivatives, including futures contracts, options and swaps. Derivatives, because of their increased volatility and potential leveraging effect, may adversely affect the Fund. For example, investments in derivatives linked to an equities or commodities index may subject the Fund to the risks associated with changes in the particular indices, which may include reduced or eliminated interest payments and losses of invested principal.

Such investments, in effect, may also be leveraged, thereby magnifying the risk of loss. If the Fund invests in derivative instruments, it could lose more than the principal amount invested. For example, investments in options and futures involve the risk of imperfect correlation between movements in the price of such options and futures and movements in the price of the underlying securities or interest rates. Municipal derivatives may also be subject to the same risks as municipal obligations generally, as well as risks of adverse tax determinations.

The Securities and Exchange Commission has adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 has been adopted but will be implemented no earlier than July 2022 (the “Compliance Date”). On and after the Compliance Date, Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into, eliminates the asset segregation framework currently used by the funds to comply with Section 18 of the 1940 Act, treats derivatives as senior securities so that a failure to comply with the proposed limits would result in a statutory violation and requires funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Mortgage-Backed Securities Risk. Mortgage-backed securities have many of the risks of traditional debt securities but, in general, differ from investments in traditional debt securities in that, among other things, principal may be prepaid at any time due to prepayments by the obligors on the underlying obligations.

CMO Risk. CMOs exhibit similar risks to those of mortgage-backed securities but also present certain special risks. CMO classes may be specially structured in a manner that provides a variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, particularly during periods of rapid or unanticipated changes in interest rates, the ability of a CMO class to provide the anticipated investment characteristics and performance may be significantly reduced. These changes may result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

Asset-Backed Securities Risk. Asset-backed securities present risks similar to those of mortgage-backed securities. However, in the case of many asset-backed securities, the prepayment rates on the underlying assets have historically been less influenced by market interest rate fluctuations and therefore, have been more stable. The frequent absence of a government guarantee creates greater exposure to the credit risk on the underlying obligations and depending on the structure, the credit risk of the sponsor of such obligations.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

Repurchase Agreements Risk. The Fund may also engage in repurchase agreements, which are transactions in which the Fund purchases a security from a counterparty and agrees to sell it back at a specified time and price in a specified currency. If a repurchase agreement counterparty defaults, the Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the securities underlying the repurchase agreement.

Leverage Risk. The Fund borrows money from banks to buy securities and pledge its assets in connection with the borrowing. If the interest expense of the borrowing is greater than the return on the securities bought, the use of leverage will decrease the return to shareholders in the Fund. Use of leverage also tends to magnify the volatility of the Fund’s returns. The greater the use of leverage by the Fund, the greater the risk of the volatility of the Fund’s returns. In addition, because the fees received by the Investment Adviser and Subadviser are based on the average daily gross assets (including any assets attributable to borrowings), the Investment Adviser and the Subadviser have a financial incentive for the Fund to use certain forms of leverage, which may create a conflict of interest between the Investment Adviser and the Subadviser on the one hand, and the shareholders on the other hand.

Non-Diversification Risk. As a non-diversified fund, the Fund may invest a relatively high percentage of its assets in a small number of issuers. As a result, the value of the shares is, therefore, more susceptible to losses related to any single economic, political or regulatory occurrence than the value of shares of a more widely diversified fund.

Illiquid Investments Risk. The Fund may invest up to an aggregate amount of 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. There presently are a limited number of participants in the market for certain Puerto Rico securities or other securities or assets that the Fund may own. That and other factors may cause certain securities to have periods of illiquidity.

Performance Information

The information below shows you how the performance of the Fund has varied year by year and provides some indication of the risks of investing in the Fund. Class P Shares have not commenced operations as of the date of this prospectus. As a result, the chart and the table give you a picture of the long-term performance for Class A Shares of the Fund. The performance of Class P Shares would be substantially similar to Class A Shares because Class P Shares and Class A Shares are invested in the same portfolio of securities and performance would differ only to the extent that Class P Shares and Class A Shares have different expenses. The actual returns of Class P Shares would have been higher than those of Class A Shares because Class P Shares have lower expenses than Class A Shares. The table compares the Fund’s performance to that of the Bloomberg Taxable Municipal Long Bond Index (the “Benchmark Index”). To the extent that dividends and distributions have been paid by the Fund, the performance information for the Fund in the chart and table assumes reinvestment of the dividends and distributions. As with all such investments, past performance (before and after taxes) is not an indication of future results. The table includes all applicable fees. If the Investment Adviser and the Administrator had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower. Updated information on the Fund’s performance can be obtained by visiting www.ubs.com/prfunds or can be obtained by phone at 1-787-250-3600.

The Fund’s financial performance included in this Prospectus includes the Fund’s performance from a period when the Fund was not subject to the restrictions of a United States registered investment company that is subject to the requirements of the 1940 Act.

The Benchmark Index is a rules-based, market-value-weighted index engineered for the long-term taxable municipal bond market. Bonds in in the index have effective maturities of 10+ years. Index returns assume reinvestments of distributions, but do not reflect any applicable sales charges or managements fees.

CLASS A SHARES

ANNUAL TOTAL RETURNS

U.S. MONTHLY INCOME FUND FOR PUERTO RICO RESIDENTS, INC.

During the period shown in the bar chart, the highest return for a quarter was 8.82% (quarter ended March 31, 2014) and the lowest return for a quarter was -5.92% (quarter ended June 30, 2015).

For the periods ended 12/31/21 Average Annual Total Returns	1 Year	5 Years	Life of the Fund[1]
U.S. Monthly Income Fund for Puerto Rico Residents, Inc.
Return Before Taxes	1.44%	7.48%	6.43%
Return After Taxes on Distributions	-0.17%	5.72%	4.52%
Return After Taxes on Distributions and Sales of Shares	0.84%	5.01%	4.09%
Bloomberg Taxable Municipal Long Bond Index	1.67%	7.12%	5.19%
[1] The Class A inception date is January 29, 2013.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser and Subadviser

The Fund’s investment adviser is UBS Asset Managers of Puerto Rico (as previously defined, the “Investment Adviser”), a division of UBS Trust Company of Puerto Rico. The Investment Adviser has engaged Nuveen Asset Management, LLC (as previously defined, the “Subadviser”) as sub-adviser to manage the US Portion. The Investment Adviser and the Subadviser are registered as investment advisers under the Investment Advisers Act of 1940, as amended.

UBS Asset Managers of Puerto Rico

Portfolio Managers

Name	Managed the Fund Since	Title
Leslie Highley, Jr.	2013	Managing Director of UBS Trust Company of Puerto Rico
Javier Rodriguez	2013	Director of UBS Asset Managers of Puerto Rico

Nuveen Asset Management, LLC

Portfolio Manager

Name	Managed the Fund Since	Title
Daniel J. Close, CFA	2013	Portfolio Manager
Kristen M. DeJong, CFA	2021	Portfolio Manager

Purchase and Sale of Fund Shares

To purchase or sell Shares you should contact your financial intermediary. You may purchase or redeem Shares each day on which the New York Stock Exchange (the “NYSE”) is open for trading and the Federal Reserve Bank of New York and banks in San Juan Puerto Rico are open for business.

The offering of Class A shares has not commenced as of the date of this prospectus.

The Fund’s initial and subsequent investment minimums are as follows, although the Fund may reduce or waive the minimums in some cases:

	Class A Shares	Class P Shares
Minimum Initial Investment Amount	$10,000	$10,000
Minimum Subsequent Investment Amount	$100	$100

Tax Information

In general, to the extent the Fund has current or accumulated earnings, the Fund’s distributions will be subject to Puerto Rico income taxes as dividend income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a Puerto Rico tax-qualified retirement plan, in which case your distributions may be taxed when withdrawn from the tax-advantaged account.

Under Section 933 of the U.S. Code, Puerto Rico Individuals will not be subject to U.S. federal income tax on dividends distributed by the Fund that constitute income from sources within Puerto Rico. Dividends distributed by the Fund should constitute income from sources within Puerto Rico not subject to U.S. federal income tax in the hands of a Puerto Rico Individual. However, in the case of Puerto Rico Individuals who own, directly or indirectly, at least 10% of the issued and outstanding voting Shares, only the Puerto Rico source ratio of any dividend paid or accrued by the Fund shall be treated as income from sources within Puerto Rico. See the section entitled “Dividends and Taxes—United States Taxation—Taxation of Puerto Rico Individuals and Puerto Rico Entities.”

Foreign corporations not engaged in a U.S. trade or business are generally not subject to U.S. federal income tax on amounts received from sources outside the United States. Corporations incorporated in Puerto Rico are treated as foreign corporations under the U.S. Code. Dividends distributed by the Fund to Puerto Rico corporations are expected to constitute income from sources within Puerto Rico. Accordingly, Puerto Rico corporations not engaged in a U.S. trade or business are not expected to be subject to U.S. taxation on dividends received from the Fund and dividends received or accrued by a Puerto Rico corporate investor that is engaged in a U.S. trade or business are expected to be subject to U.S. federal income tax only if such dividends are effectively connected to its U.S. trade or business.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Shares and related services. The Investment Adviser may pay its affiliate, UBS Financial Services Inc., the Fund’s distributor (the “Distributor”), from its own resources additional compensation in connection with the sale of Shares in consideration of distribution, marketing support and other services at an annual rate of 0.05% (5 basis points) of the value of the net assets invested in the Fund to be paid on a quarterly basis (although the Distributor may choose not to receive such payments, or receive a reduced amount, on assets held in certain types of accounts or wrap fee advisory programs). These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

1940 Act File No. 811-23687